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                                                                    EXHIBIT 32.2

            SECTION 1350 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER

         I, M. Michael Owens, Chief Financial Officer of United States Lime & Minerals, Inc. (the "Company"), hereby certify that to my knowledge:

         (1) The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2004                     /s/ M. Michael Owens
                                          --------------------------------------
                                          M. Michael Owens
                                          Vice President and Chief Financial
                                          Officer